Exhibit 10.1

FORMA THERAPEUTICS HOLDINGS, INC.

2019 STOCK INCENTIVE PLAN

1.    Purpose and Eligibility.

The purpose of this 2019 Stock Incentive Plan (the “Plan”) of Forma Therapeutics Holdings, Inc. (the “Company”) is to provide stock options and other equity interests (including restricted stock, restricted stock units and other stock-based interests) in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is deemed a “Participant.” Additional definitions are contained in Section 10.

2.    Administration.

(a)    Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan, to interpret, reconcile inconsistencies and correct the provisions of the Plan and of any Award and, subject to the limitations of the Plan, to modify and amend any Award. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all interested persons.

(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). In the event of such a delegation, all references in the Plan to the “Board” shall mean such Committee or the Board (or the officers referred to in Section 2(c)).

(c)    Delegation to Officers. To the extent permitted by applicable law, the Board may delegate by resolution to one or more officers of the Company the power to grant Awards to officers and employees and to exercise such other powers under the Plan as the Board may determine. In any such resolution the Board shall establish (i) the maximum number of shares that may be issued to any one Participant, (ii) the maximum number of shares that may be issued in the aggregate, (iii) the time period during which the Awards may be issued, and (iv) the minimum consideration that must be received for the shares. The Board may not authorize an officer to designate himself or herself as a recipient of such any Award.

3.    Stock Available for Awards.

(a)    Number of Shares. Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to Awards granted under the Plan is 13,000,000. If any Award expires unexercised or is terminated, surrendered or forfeited, in whole or in part, or is settled in cash or otherwise results in any Common Stock not being issued, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Except as provided below regarding Incentive Stock Options, if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Except as provided below regarding Incentive Stock Options, shares of Common Stock tendered by a Participant to exercise an Award will be added to the number of shares available for the grant of Awards. Notwithstanding the foregoing, the cumulative number of shares that may be issued under the Plan to settle Incentive Stock Options shall not exceed 13,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)    Adjustment to Common Stock. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, extraordinary transaction, non-ordinary course dividend, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share of each outstanding Award, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) in a manner determined by the Board to be appropriate. If Section 7(e) applies for any event, this Section 3(b) shall not be applicable.

4.    Stock Options.

(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the terms, conditions and limitations applicable to the grant or exercise of each Option and to the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions upon sale or transfer thereof, as it considers advisable.

(b)    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option,” as defined in Section 422 of the Code (an “Incentive Stock Option”), shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Incentive Stock Options may not be granted unless the Plan is approved by stockholders within 12 months before or after the date that the Plan is adopted by the Board. An Incentive Stock Option must be granted no later than 10 years from the date the Plan is adopted by the Board or approved by the Company’s stockholders, whichever is earlier. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Non-Qualified Stock Option.”

(c)    Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) in good faith at the time each Option is granted and specify it in the applicable Option agreement.

(d)    Vesting and Duration of Options. Each Option shall vest and be exercisable at such times and for such periods and subject to such terms and conditions relating thereto as the Board may specify in the applicable Option agreement.

(e)    Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i)    by check payable to the order of the Company;

(ii)    if the Common Stock is then publicly-traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, and any required tax withholding, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, and any required tax withholding; or

(iii)    to the extent permitted by applicable law, but only if expressly provided in the applicable Option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board), (y) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (z) payment of such other lawful consideration as the Board may determine.

(g)    Repricing of Options. The Board may, without stockholder approval, amend any outstanding Option to reduce the exercise price of such Option. The Board may also, without stockholder approval, cancel any outstanding Option and grant in substitution therefor new Options covering the same or a different number of shares of Common Stock and having a lower exercise price than the cancelled Option.

5.    Restricted Stock Awards.

(a)    Grants. The Board may grant Awards entitling Participants to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the Participant in the event that conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling Participants to receive shares of Common Stock to be delivered in the future, with such delivery subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more conditions set forth in the applicable Award (“Restricted Stock Units”). Restricted Stock and Restricted Stock Units are each referred to as “Restricted Stock Awards.”

(b)    Terms and Conditions. The Board shall determine the terms and conditions of any Restricted Stock Award. Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, shall be either (i) held in book entry form subject to the Company’s instruction or (ii) evidenced by a stock certificate bearing appropriate legends and deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the shares of Restricted Stock no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

(c)    Provisions Applicable to Restricted Stock Units.

(i)    Upon the vesting or lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company, on a settlement date established by the Company, one share of Common Stock or, if expressly authorized by the Board in the grant of such Restricted Stock Unit, cash equal to the fair market value of one share of Common Stock.

(ii)    The Board may grant Participants receiving an Award of Restricted Stock Units the right to receive an amount equal to any dividends or distributions declared and paid on an equal number of shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the benefit of a Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions as the Restricted Stock Units in respect of which they were paid, all as set forth in the applicable Award.

(iii)    A Participant shall have no voting rights with respect to any Restricted Stock Units.

6.    Other Stock-Based Awards.

The Board shall have the right to grant other Awards based upon the Common Stock, or based upon any other authorized class or series of capital stock, having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.    General Provisions Applicable to Awards.

(a)    Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan. In the event of any conflict in the terms of the Plan and Award, the terms of the Plan shall govern.

(c)    Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant (including any sale of any Subsidiary or of all or substantially all of the assets of the Subsidiary that employs any Participant) and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award. With respect to employees of the Company, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Participant after the approved period of absence. In the event of such an approved leave of absence, vesting of an Award shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise specified in a written Company-wide policy then in effect or as otherwise specified in the Company’s written approval of the leave of absence. A termination of employment followed by another Business Relationship (for example, post-employment consulting services) shall be deemed a termination of the Business Relationship (as defined in the Award) with all vesting to cease unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship for purposes of an Award or the Award expressly so provides. An Award shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Participant continuously remains an employee of the Company or any Subsidiary.

(e)    Acquisition of the Company and Assumption of Awards.

(i)    Consequences of an Acquisition. In connection with the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), provide for one or more of the following which may be applied to all or any portion of any Award:

(A)	the continuation of such Awards by the Company if the Company is the surviving corporation;

(B)	the assumption of such Awards by the surviving or acquiring entity;

(C)

the substitution on an equitable basis for the shares then subject to such Awards for either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (2) shares of stock of the surviving or acquiring corporation, or (3) such other securities or other consideration as the Board deems appropriate, the fair market value of which shall be determined by the Board in its sole discretion;

(D)

upon written notice, that one or more Awards then outstanding must be exercised for the vested shares subject to the Awards, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Awards shall terminate;

(E)

that one or more Awards then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the vested shares subject to such Awards over the exercise price, if any, thereof;

(F)	the full or partial vesting of unvested Awards upon or immediately prior to (but subject to the consummation of) the closing of the Acquisition; or

(G)	the cancellation of all or a portion of outstanding Awards that are unvested for no payment of consideration.

Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this paragraph. The Company may require that all or any portion of any such consideration payable in respect of an Award in connection with an Acquisition shall be held in escrow (including in an escrow pursuant to the agreement effecting such Acquisition) in order to effectuate any continuing restrictions.

(ii)    Assumption of Awards Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(f)    Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant (or such greater amount that may be requested by a Participant as long as such additional withholding will not give rise to liability accounting under Accounting Standards Codification Topic (ASC) 718 if the Company’s financial statements are reported in accordance with GAAP) no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind, including salary or wages, otherwise due to a Participant.

(g)    Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option. A Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any anticipated consequences, would not materially and adversely affect the Participant.

(h)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) all applicable withholding obligations have been paid or provided for, (iii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws, any applicable stock exchange or stock market rules and regulations, and any applicable spousal consents, (iv) the Participant has satisfied any applicable restrictive covenants, and (v) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the shares will be illiquid and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the shares have been registered under the Securities Act, each certificate evidencing any of the shares shall bear a restrictive legend specified by the Company.

(i)    Acceleration. The Board may at any time provide that any Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of an Option as an Incentive Stock Option.

(j)    Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant or any amendment or modification, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding anything to the contrary contained in the Plan, any Award or otherwise, if and to the extent the Board shall determine that the grant, substitution, vesting, exercise or settlement of an Award may result in the failure of such Award to comply with Section 409A of the Code, the Board shall have authority to take such action, in its sole discretion, to amend, modify, cancel or terminate any Award as it deems necessary or advisable for such Awards to be exempt from or compliant with Section 409A, including, adding conditions with respect to adjustment of purchase price, the vesting schedule, exercise periods and the time of settlement, irrespective of the adverse effect of such action on and without the consent of any Participant. Notwithstanding the foregoing, neither the Company nor any member of the Board shall have any liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(k)    Lock-up Agreement. The Participant agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that a majority of the Company’s then directors and executive officers agree to be similarly bound.

(l)    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to a Participant’s participation in the Plan, any Awards, the shares subject to any Awards or any other Company-related documents, by electronic means. By accepting an Award, a Participant (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

8.    Company’s Right of Repurchase for Shares. Unless otherwise provided in a written agreement between the Company and a Participant referencing this Section 8 of the Plan, this Section 8 shall apply to each Award or the shares issued upon settlement of the Award as applicable.

(a)    Right of Repurchase. The Company shall have the assignable right (the “Repurchase Right”) to repurchase from the Participant all or a portion of the shares purchased or received from the Company pursuant to this Plan, upon the occurrence of any of the events specified in Section 8(b) below (each, a “Repurchase Event”); provided that, in the case of an event specified in Section 8(b)(iii) below, vested shares shall not be subject to the Repurchase Right unless another event specified in Section 8(b) occurs or has occurred. The Repurchase Right may be exercised within 60 days following the date the Company receives actual knowledge of such event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the Participant written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the Participant an amount (the “Repurchase Price”) equal to (i) in the case of an event specified in Section 8(b)(i) or (ii) below, as to vested shares, the fair market value of the shares, and as to unvested shares, the purchase or exercise price, as applicable, (ii) in the case of an event specified in Section 8(b)(iii) below, as to unvested shares, the purchase or exercise price, as applicable, and (iii) in the case of an event specified in Section 8(b)(iv) or (v) below, the lesser of the purchase or exercise price, as applicable, or the fair market value of the shares. Upon timely exercise of the Repurchase Right in the manner provided in this Section 8(a), the Participant shall deliver to the Company or its assignee the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances. If shares are not purchased under the Repurchase Right, the Participant and his or her successor in interest, if any, will hold any such shares subject to all of the provisions of this Agreement.

(b)    Company’s Right to Exercise Repurchase Right. The Company or its assignee shall have the Repurchase Right in the event that any of the following events shall occur:

(i)    the receivership, bankruptcy or other creditor proceeding regarding the Participant or the taking of any of Participant’s shares by legal process, such as a levy of execution;

(ii)    distribution of shares held by the Participant (A) to his or her spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company or (B) to an individual other than the Participant’s spouse upon the death of the Participant;

(iii)    the termination of the Participant’s Business Relationship without Cause (as defined in the Award);

(iv)    the termination of the Participant’s Business Relationship for Cause (as defined in the Award); provided, that for this purpose, the Participant’s Business Relationship shall be deemed to have been terminated for Cause if Cause exists (or would exist with the passage of time) at the time of termination of the Business Relationship; or

(v)    the breach by the Participant of any non-competition, non-solicitation or confidentiality obligations to the Company or its Subsidiaries.

(c)    Determination of Fair Market Value. The fair market value of the shares shall be, for purposes of this Section 8, determined by the Board in good faith as of the date of the Repurchase Event and such determination shall be final and binding.

(d)    Repurchase Procedure. Any repurchase of shares by the Company or its designee shall take place at the principal executive offices of the Company at the time and date set by the Company or its designee. Such sale shall be effected by the Participant’s delivery to the Company of a certificate or certificates evidencing the repurchased shares, duly endorsed for transfer to the Company or its designee, against payment to the Participant by the Company or its designee of the Repurchase Price by either (i) check for the repurchased shares (which check may be delivered by mail), (ii) cancellation of indebtedness owed to the Company or its designee by the Participant, or (iii) delivery of an unsecured, subordinated promissory note in form and substance satisfactory to the Company or its designee. Upon the mailing of a check in payment of the Repurchase Price, cancellation of indebtedness or delivery of the promissory note, the Company or its designee shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or the name of its designee the number of shares being repurchased by the Company or its designee.

(e)    Failure to Deliver Shares. If the Participant (or his or her legal representative) who has become obligated to sell shares shall fail to deliver such shares to the Company in accordance with the terms of this Section 8, the Company may, at its option, in addition to all other remedies it may have, make payment for such shares as provided in this Section 8. Thereupon, the Company (i) shall cancel on its books the certificate or certificates representing such shares to be sold, and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing or its designee such shares (or cancel such shares), and thereupon all of such Participant’s rights in and to such shares shall terminate.

(f)    Expiration of Company’s Repurchase Right. With respect to vested shares, the Repurchase Right shall remain in effect until such time, if ever, as the Common Stock of the Company is registered pursuant to the Securities Exchange Act of 1934, as amended. The Repurchase Right with respect to unvested shares shall not expire.

(g)    Related Agreement. If the Company and the Participant are parties to an agreement containing repurchase provisions similar to the foregoing, such other agreement shall control and take precedence over this Section 8.

9.    Restrictions on Transfer; Company’s Right of First Refusal.

(a)    Exercise of Right. Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or, solely with respect to vested shares, in accordance with the further provisions of this Section 9. If a Participant desires to transfer all or any part of the shares to any person other than the Company (an “Offeror”), the Participant shall (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror, and (ii) give written notice (the “Offer Notice”) to the Company setting forth the Participant’s desire to transfer such shares, which Offer Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Offer Notice, the Company shall have an assignable option to purchase any or all of such shares (the “Offered Shares”) specified in the Offer Notice for cash, cancellation of indebtedness, or delivery of a promissory note, such option to be exercisable by giving, within 15 days after receipt of the Offer Notice, a written counter-notice to the Participant. If the Company or its designee elects to purchase any or all of such Offered Shares, it shall be obligated to purchase, and the Participant shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company or its designee of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company or its designee shall be in the form permitted by this Section 9 with an equivalent fair market value of such property, as determined in good faith by the Board.

(b)    Sale of Shares to Offeror. The Participant may, for 60 days after the expiration of the 30-day option period as set forth in Section 9(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee. The Participant shall not sell such shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Participant, within 30 days of its receipt of the Offer Notice, stating that the Participant shall not sell his or her shares to such Offeror. Prior to the sale of such shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to all of the restrictions applicable to the Participant under this Plan, including without limitation those set forth in Section 8 and this Section 9. If any or all of such shares are not sold pursuant to an Offer within the time permitted above, the unsold shares shall remain subject to the terms of this Section 9.

(c)    Failure to Deliver Shares. If the Participant (or his or her legal representative) who has become obligated to sell shares hereunder shall fail to deliver such shares to the Company in accordance with the terms of this Section 9, the Company or its designee may, at its option, in addition to all other remedies it may have, mail to the Participant the purchase price for such shares. Thereupon, the Company (i) shall cancel on its books the certificate or certificates representing such shares to be sold, and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company or its designee representing such shares (or cancel such shares), and thereupon all of such Participant’s rights in and to such shares shall terminate.

(d)    Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 9 shall expire as to shares on the earlier of: (i) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (ii) the occurrence of an Acquisition that is not a Private Transaction.

(e)    Related Agreement. If the Company and the Participant are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control and take precedence over this Section 9.

For the avoidance of doubt, the restrictions contained in this Section 9 are in addition to, and not in lieu of, the restrictions on transfer contained in the Company’s Certificate of Incorporation and Bylaws.

10.    Miscellaneous.

(a)    Definitions.

(i)    “Acquisition” means: (x) the closing of a sale of more than 50% of the then outstanding equity securities of the Company, in one transaction or a series of transactions (whether by merger, consolidation, sale of outstanding shares or otherwise), to a third party or third parties (other than the transfer from a stockholder of the Company to one or more affiliates) for cash and/or securities; (y) the closing of a sale by the Company of all or substantially all of its assets to a third party or third parties for cash and/or securities; or (z) any other event that the Board, in its sole discretion, deems an “Acquisition” for the purposes of this Plan. Notwithstanding the foregoing, a transaction shall not constitute an Acquisition if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction or if its primary purpose is an equity financing of the Company.

(ii)    “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)    “Company,” for purposes of eligibility under the Plan, shall include Forma Therapeutics Holdings, Inc. and any present or future subsidiary corporations of Forma

Therapeutics Holdings, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Forma Therapeutics Holdings, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(iv)     “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company to the extent permitted by Section 409A.

(v)    “Private Transaction” means any Acquisition with respect to which (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act, and (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act, do not constitute, in the aggregate, at least a majority of the total consideration received or retained by the holders of the then outstanding capital stock of the Company.

(b)    No Retention Rights. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

(c)    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock or other capital stock to be distributed with respect to an Award until becoming the record holder thereof.

(d)    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. Except as provided otherwise in Section 4(b) for Incentive Stock Options, no Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

(e)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time without stockholder approval, except as may be required by law or applicable securities exchange rules.

(f)    Authorization of Sub-Plans. The Board may establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing such terms and conditions as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction. In connection with the foregoing, the Company has hereby established the Forma Therapeutics Holdings, Inc. 2019 Stock Incentive Plan Sub-Plan for California Participants, included herewith as Exhibit A to the Plan.

(g)    No Waiver; Nonexclusive Remedies. No failure or delay of any party in exercising any right, power or remedy hereunder or relating hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder or relating hereto preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies under this Agreement are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

(h)    Choice of Law; Forum. This Plan, all Awards, and any disputes arising under or relating to this Plan or any Awards, shall in all respects be governed by and construed in accordance with the internal substantive and procedural laws of the State of Delaware, without regard to any conflicts of laws principles. The Company and each Participant irrevocably and unconditionally (i) submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware (the “Courts”) for the purpose of any suit, action or other proceeding arising under or relating to this Plan or any Awards, (ii) agree not to commence any suit, action or other proceeding arising under or relating to this Plan or any Awards except in the Courts, and (iii) waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding, any claim that such party is not subject personally to the jurisdiction of the Courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Plan, any Awards or the subject matter hereof may not be enforced in or by the Courts. The Company and each Participant irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 10(g). Nothing in this Plan or any Awards will affect the right to serve process in any other manner permitted by law.

(i)    WAIVER OF JURY TRIAL. THE COMPANY AND EACH PARTICIPANT AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER OR OTHERWISE RELATES TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(j)    Further Assurances. Each Participant shall execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be requested by the Company to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

(k)    Equitable Remedies. Each Participant agrees that irreparable damage would occur if any obligation of such Participant under this Plan or an Award were not performed by the Participant in accordance with the terms hereof and that the Company shall be entitled to equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which it is entitled at law or in equity.

(l)    Construction of Plan and Awards.

(i)    Severability. If any provision of this Plan or any Award is unenforceable or illegal, such provision shall be enforced to the fullest extent permitted by law and the remainder of the Plan or Award, as the case may be, shall remain in full force and effect.

(ii)    Headings. The headings of Articles and Sections of the Plan and any Award are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(iii)    Currency. Unless otherwise specified herein, any references to “dollars”, “$” or other dollar amounts in this Plan or any Award shall mean the lawful currency of United States.

(iv)    Calculation of Days. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Plan or any Award, the date from which such period is calculated shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next business day.

(v)    Pronouns. All words and personal pronouns shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and pronoun.

(vi)    References to this Plan. The words “hereof,” “herein,” “hereto”, “hereunder”, “hereby” and other similar expressions refer to this Plan as a whole and not to any particular section or portion of it.

(vii)    Including. Where the word “including” or the word “includes” is used in this Plan or any Award, it means “including (or includes) without limitation”.

Adopted by the Board of Directors on

November 8, 2019

Approved by the stockholders on

December 17, 2019

EXHIBIT A

FORMA THERAPEUTICS HOLDINGS, INC.

2019 STOCK INCENTIVE PLAN

Sub-Plan for California Participants

The Board has adopted this sub-plan for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code:

Any Awards made under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1.

At no time shall the total number of shares of Common Stock issuable upon exercise of all Options and the total number of shares provided for under any bonus or similar plan or agreement of the Company exceed the limitations set forth in Rule 260.140.45 promulgated under the California Code of Regulations, based on the number of shares of the Company which are outstanding at the time the calculation is made, unless the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

2.	The exercise period of an Option granted to a California resident shall be no longer than 120 months from the date the option is granted.

3.	An Option granted to a California resident shall not be transferable, other than by will or the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act (“Rule 701”).

4.

Unless employment is terminated for cause as defined by applicable law, the terms of the Plan or Option agreement or a contract of employment, the right to exercise an Option granted to a California resident in the event of termination of such Participant’s employment (to the extent that such Participant is otherwise entitled to exercise on the date of termination of employment) shall terminate on the earlier to occur of: (i) the expiration date of the Option; or (ii) (a) at least six months from the date of termination if termination was caused by death or disability, or (b) at least 30 days from the date of termination if termination was caused by an event other than death or disability.

5.

The Plan shall be available to California residents only if the stockholders of the Company approve the Plan by the later of (i) within 12 months before or after the date the Plan is adopted by the Board, and (ii) prior to or within 12 months after the grant of any Option or issuance of any security under the Plan to a California resident.

6.

In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities, the number of securities allocated to any resident of California must be adjusted proportionately and without receipt by the Company of any consideration for any California resident.

7.

Unless the Plan complies with all conditions of Rule 701, the Company shall provide to each California resident and to each California resident who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information or when the Plan complies with all conditions of Rule 701 as described in Rule 260.140.46 of the California Code of Regulations.

8.

Options must be granted to California residents, if at all, within 10 years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier. Shares must be issued, if at all, for California Awards other than Options within 10 years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

9.

Notwithstanding the foregoing rules of this sub-Plan, Awards may be granted under the Plan to any California resident in accordance with any other registration exemption permitted under the California Corporations Code or by qualification under such law, subject to such conditions as required by California law.

10.	This sub-plan shall be effective as of the date the Plan is approved by the stockholders of the Company.

2

FORMA THERAPEUTICS HOLDINGS, INC.

INCENTIVE STOCK OPTION AGREEMENT

Forma Therapeutics Holdings, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2019 Stock Incentive Plan (the “Plan”). The attached terms and conditions are also a part of this agreement.

Name of optionee (the “Optionee”):
Date of this option grant:
Number of shares of the Company’s Common Stock subject to this option (“Shares”):
Option exercise price per share:	$[FMV On Date of Grant][1]
Number, if any, of Shares that vest immediately on the grant date:	0
Shares that are subject to vesting schedule:	All
Vesting Start Date:	[Date of Hire]

Vesting Schedule:2

One year after Vesting Start Date:	Shares [1/4 of total shares, rounded down]
Last day of each successive month following the first anniversary of the Vesting Start Date:	an additional _______ Shares [1/48 of total shares, rounded down]
Four years after Vesting Start Date:	all remaining Shares
All vesting is dependent on the continuation of a Business Relationship, as defined herein.
Option expiration date (“Expiration Date”):	[10] years after grant date[3]

The Optionee hereby acknowledges receipt of a copy of the Plan and accepts this option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and the incorporated terms and conditions attached hereto in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this option agreement, and fully understand all provisions of this option agreement. The Optionee agrees to notify the Company upon any change in the residence address indicated below.

SIGNATURE PAGE FOLLOWS

[1]	Note to Draft: 10% shareholders must pay 110% of FMV.
[2]	Note to Draft: This vesting schedule is consistent with the current vesting schedule for employees and executives.
[3]	Note to Draft: 10% shareholders must have no more than a 5 year term; all others may have up to a 10 year term.

FORMA THERAPEUTICS HOLDINGS, INC.
Name of Optionee

By:
Signature of Optionee		Name of Officer:
Title:

Street Address

City/State/Zip Code

Personal email address

SIGNATURE PAGE TO INCENTIVE STOCK OPTION AGREEMENT

FORMA THERAPEUTICS HOLDINGS, INC.

INCENTIVE STOCK OPTION AGREEMENT —

INCORPORATED TERMS AND CONDITIONS

1.    Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2019 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2.    Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.    Vesting of Option.

(a)    Vesting if Business Relationship Continues. The Optionee may only exercise this option on or after the date of this option grant for the number of Shares, if any, that are then vested in accordance with the terms of the Plan and the vesting schedule set forth on the cover page hereof. The foregoing rights are cumulative and may be exercised only before the Expiration Date.

(b)    Accelerated Vesting Due to Acquisition. In the event an Acquisition that is not a Private Transaction occurs while an Optionee maintains a Business Relationship this option shall vest and become exercisable, if at all, in accordance with Section 7(e) of the Plan.

(c)    Definitions. The following definitions shall apply:

“Business Relationship” means the uninterrupted provision of service to the Company or its successor in the capacity of an employee, officer, director or consultant.

“Cause” shall have the meaning set forth in any written agreement between the Optionee and the Company or any of its affiliates or, if none, shall mean any of the following, as determined by the Company in good faith (including a determination following the date of termination of employment): (i) Optionee’s willful and deliberate failure or refusal to perform such duties and responsibilities as are requested of him by the Company, (ii) Optionee’s willful and deliberate failure to observe any general Company policy, (iii) Optionee’s gross negligence or willful misconduct in the performance of Optionee’s duties, (iv) Optionee’s failure to comply with the Immigration Reform and Control Act, or (v) the commission by Optionee of any act of fraud or embezzlement against the Company or the commission of any felony or act involving moral turpitude; provided, however, in no event shall the Company rely upon clauses (i) (ii) or (iii) above as grounds for Cause unless it shall have first provided Optionee with not less than twenty (20) days written notice thereof and an opportunity to cure the same.

“Company” means the Company, its Subsidiaries and any successors thereof, unless otherwise mandated by the context and other than with respect to the Shares which shall, other than as provided for in the Plan, mean shares of Forma Therapeutics Holdings, Inc.

4.    Termination of Business Relationship.

(a)    Termination. Except as otherwise provided in Section 5 of this agreement, if the Optionee’s Business Relationship ceases, voluntarily or involuntarily, with or without Cause, no further installments of this option shall vest or become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled Expiration Date.

(b)    Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause, this option shall be forfeited and may no longer be exercised from and after the Optionee’s receipt of written notice of such termination. In such event, the Repurchase Right described in Section 8 of the Plan shall also be applicable.

5.    Death; Disability.

(a)    Death. Upon the death of the Optionee while the Optionee is maintaining a Business Relationship, this option may be exercised, to the extent otherwise vested and exercisable on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 8 of this agreement, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b)    Disability. If the Optionee ceases to maintain a Business Relationship by reason of his or her disability, this option may be exercised, to the extent otherwise vested and exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.    Payment of Exercise Price. The exercise price and any required withholding taxes may be paid by one or any combination of the methods provided in Section 4(f) of the Plan.4

7.    Method of Exercising Option. Subject to the terms and conditions of this agreement, the vested portions of this option may be exercised by written notice, in the form of the Stock Option Exercise Notice attached as Annex A to this agreement (or such other form of notice as the Company may require from time to time), to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall record the shares in electronic form on its stock transfer books or those of its transfer agent, or deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person so exercising this option. In the event this option shall be exercised pursuant to Section 5 by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

[4]	Note to Draft: Exercising by any method other than a check will result in a partial disqualifying disposition of an ISO.

2

8.    Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this option.

9.    No Retention Rights. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the service of the Optionee in an employment or other Business Relationship.

10.    Early Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement, or (b) the date that is one year after the date on which the Optionee acquired such shares. The Optionee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

11.    Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s Personal Data (as defined below) by and among, as applicable, the Company or any affiliate for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan or to realize benefits from this option. The Optionee understands that the Company or any affiliate may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any affiliate, details of all Awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Personal Data”). The Optionee understands that Personal Data may be transferred to any Subsidiary or affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.

12.    Entire Agreement; Modification. The Plan and this agreement embody the entire agreement and understanding among the parties and their respective affiliates with respect to the subject matter hereof and the matters covered hereby, and supersedes all prior discussions, understandings and agreements concerning such matters. Any waiver or amendment of this agreement shall be effective if and only if made in writing signed by the Optionee and the chairperson of the Board.

13.    Consent to Electronic Notice. The Optionee hereby consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth on the signature page hereto, as updated from time to time by notice to the Company, or as on the books of the Company. The Optionee shall promptly notify the Company of any change in his or her electronic mail address; provided, however, failure to do so does not affect the foregoing.

3

14.    Notices. Any notice, demand or communication to a party shall be in writing and shall be deemed to have been duly given and received (i) if sent via certified mail, return receipt requested, three business days after being mailed, (ii) if sent via a nationally recognized overnight delivery service, two business days after being given to such delivery service, (iii) if sent via electronic mail or similar electronic transmission, as of the date received, or (iv) if delivered personally or by any other means, as of the date received, and in each case shall be addressed to such party at its address set forth below (or such other address as it may from time to time designate in a notice given in accordance with this Section 14):

If to the Company:

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, MA 02472

Attn: Chief Financial Officer

If to Optionee, at the last known residential address shown in the records of the Company, or at such other address as provided in writing to the Company in accordance with this Section 14.

[Remainder of Page Intentionally Left Blank]

4

ANNEX A

FORMA THERAPEUTICS HOLDINGS, INC.

Incentive Stock Option Exercise Notice

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, MA 02472

Dear Sir or Madam:

I, [                    ] (the “Optionee”), hereby irrevocably exercises the right to purchase [            ] shares of the Common Stock, $0.001 par value per share (the “Shares”), of Forma Therapeutics Holdings, Inc. (the “Company”) at $[            ] per share pursuant to the Company’s 2019 Stock Incentive Plan and incentive stock option agreement with the Company dated [                    ] (the “Option Agreement”). Enclosed herewith is a payment of $[            ], the aggregate purchase price for the Shares.

I acknowledge and agree that the Option Agreement as governed by the Plan remains in full force and effect and includes a number of restrictions on the Shares, including certain rights of the Company to repurchase Shares under certain circumstances, and on the transfer of the Shares, including, but not limited to, certain rights of first refusal on the transfer of all or any part of the Shares.

Further, I understand that the Shares have not been registered under the Securities Act of 1933, as amended, or any state securities laws. As a result, I understand that I must continue to bear the economic risk of the investment for an indefinite time and that the Shares cannot be sold unless they are subsequently registered or an exemption from registration is available.

Dated:

Signature Print Name:

Address:

[                                                                                                  ]

[                                                                                                  ]

FORMA THERAPEUTICS HOLDINGS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

Forma Therapeutics Holdings, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2019 Stock Incentive Plan (the “Plan”). The attached terms and conditions are also a part of this agreement.

Name of optionee (the “Optionee”):
Date of this option grant:
Number of shares of the Company’s Common Stock subject to this option (“Shares”):
Option exercise price per share:	$[FMV On Date of Grant]
Number, if any, of Shares that vest immediately on the grant date:	0
Shares that are subject to vesting schedule:	All
Vesting Start Date:	[Date of Hire]

Vesting Schedule:1

One year after Vesting Start Date:	Shares [1/4 of total shares, rounded down]
Last day of each successive month following the first anniversary of the Vesting Start Date:	an additional Shares [1/48 of total shares, rounded down]
Four years after Vesting Start Date:	all remaining Shares
All vesting is dependent on the continuation of a Business Relationship, as defined herein.
Option expiration date (“Expiration Date”):	[10] years after grant date[2]

The Optionee hereby acknowledges receipt of a copy of the Plan and accepts this option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and the incorporated terms and conditions attached hereto in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this option agreement, and fully understand all provisions of this option agreement. The Optionee agrees to notify the Company upon any change in the residence address indicated below.

SIGNATURE PAGE FOLLOWS

[1]

Note to Draft: This vesting schedule is consistent with the current vesting schedule for employees and executives. Initial director grants vest over three years, with 1/3 cliff vesting on the first anniversary of the grant and monthly thereafter. Annual director grants cliff vest on the first anniversary of the grant. Consultants vest monthly over twelve months.

[2]	Note to Draft: A 10-year term is standard. A longer or shorter term may be provided at grant, but the term may not be extended after grant without adverse tax consequences.

FORMA THERAPEUTICS HOLDINGS, INC.
Name of Optionee

By:
Signature of Optionee		Name of Officer:
Title:

Street Address

City/State/Zip Code

Personal email address

SIGNATURE PAGE TO NON-QUALIFIED STOCK OPTION AGREEMENT

FORMA THERAPEUTICS HOLDINGS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT —

INCORPORATED TERMS AND CONDITIONS

1.    Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2019 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2.    Grant as Non-Qualified Stock Option. This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.    Vesting of Option.

(a)    Vesting if Business Relationship Continues. The Optionee may only exercise this option on or after the date of this option grant for the number of Shares, if any, that are then vested in accordance with the terms of the Plan and the vesting schedule set forth on the cover page hereof. The foregoing rights are cumulative and may be exercised only before the Expiration Date.

(b)    Accelerated Vesting Due to Acquisition. In the event an Acquisition that is not a Private Transaction occurs while an Optionee maintains a Business Relationship this option shall vest and become exercisable, if at all, in accordance with Section 7(e) of the Plan.

(c)    Definitions. The following definitions shall apply:

“Business Relationship” means the uninterrupted provision of service to the Company or its successor in the capacity of an employee, officer, director or consultant.

“Cause” shall have the meaning set forth in any written agreement between the Optionee and the Company or any of its affiliates or, if none, shall mean any of the following, as determined by the Company in good faith (including a determination following the date of termination of employment): (i) Optionee’s willful and deliberate failure or refusal to perform such duties and responsibilities as are requested of him by the Company, (ii) Optionee’s willful and deliberate failure to observe any general Company policy, (iii) Optionee’s gross negligence or willful misconduct in the performance of Optionee’s duties, (iv) Optionee’s failure to comply with the Immigration Reform and Control Act, or (v) the commission by Optionee of any act of fraud or embezzlement against the Company or the commission of any felony or act involving moral turpitude; provided, however, in no event shall the Company rely upon clauses (i) (ii) or (iii) above as grounds for Cause unless it shall have first provided Optionee with not less than twenty (20) days written notice thereof and an opportunity to cure the same.

“Company” means the Company, its Subsidiaries and any successors thereof, unless otherwise mandated by the context and other than with respect to the Shares which shall, other than as provided for in the Plan, mean shares of Forma Therapeutics Holdings, Inc.

4.    Termination of Business Relationship.

(a)    Termination. Except as otherwise provided in Section 5 of this agreement, if the Optionee’s Business Relationship ceases, voluntarily or involuntarily, with or without Cause, no further installments of this option shall vest or become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled Expiration Date.

(b)    Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause, this option shall be forfeited and may no longer be exercised from and after the Optionee’s receipt of written notice of such termination. In such event, the Repurchase Right described in Section 8 of the Plan shall also be applicable.

5.    Death; Disability.

(a)    Death. Upon the death of the Optionee while the Optionee is maintaining a Business Relationship, this option may be exercised, to the extent otherwise vested and exercisable on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 8 of this agreement, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b)    Disability. If the Optionee ceases to maintain a Business Relationship by reason of his or her disability, this option may be exercised, to the extent otherwise vested and exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.    Payment of Exercise Price. The exercise price and any required withholding taxes may be paid by one or any combination of the methods provided in Section 4(f) of the Plan.

7.    Method of Exercising Option. Subject to the terms and conditions of this agreement, the vested portions of this option may be exercised by written notice, in the form of the Stock Option Exercise Notice attached as Annex A to this agreement (or such other form of notice as the Company may require from time to time), to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall record the shares in electronic form on its stock transfer books or those of its transfer agent, or deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person so exercising this option. In the event this option shall be exercised pursuant to Section 5 by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

2

8.    Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this option.

9.    No Retention Rights. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the service of the Optionee in an employment or other Business Relationship.

10.    Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s Personal Data (as defined below) by and among, as applicable, the Company or any affiliate for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan or to realize benefits from this option. The Optionee understands that the Company or any affiliate may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any affiliate, details of all Awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Personal Data”). The Optionee understands that Personal Data may be transferred to any Subsidiary or affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.

11.    Entire Agreement; Modification. The Plan and this agreement embody the entire agreement and understanding among the parties and their respective affiliates with respect to the subject matter hereof and the matters covered hereby, and supersedes all prior discussions, understandings and agreements concerning such matters. Any waiver or amendment of this agreement shall be effective if and only if made in writing signed by the Optionee and the chairperson of the Board.

12.    Consent to Electronic Notice. The Optionee hereby consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth on the signature page hereto, as updated from time to time by notice to the Company, or as on the books of the Company. The Optionee shall promptly notify the Company of any change in his or her electronic mail address; provided, however, failure to do so does not affect the foregoing.

13.    Notices. Any notice, demand or communication to a party shall be in writing and shall be deemed to have been duly given and received (i) if sent via certified mail, return receipt requested, three business days after being mailed, (ii) if sent via a nationally recognized overnight delivery service, two business days after being given to such delivery service, (iii) if sent via electronic mail or similar electronic transmission, as of the date received, or (iv) if delivered personally or by any other means, as of the date received, and in each case shall be

3

addressed to such party at its address set forth below (or such other address as it may from time to time designate in a notice given in accordance with this Section 13):

If to the Company:

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, MA 02472

Attn: Chief Financial Officer

If to Optionee, at the last known residential address shown in the records of the Company, or at such other address as provided in writing to the Company in accordance with this Section 13.

[Remainder of Page Intentionally Left Blank]

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ANNEX A

FORMA THERAPEUTICS HOLDINGS, INC.

Stock Option Exercise Notice

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, MA 02472

Dear Sir or Madam:

I, [                    ] (the “Optionee”), hereby irrevocably exercises the right to purchase [            ] shares of the Common Stock, $0.001 par value per share (the “Shares”), of Forma Therapeutics Holdings, Inc. (the “Company”) at $[            ] per share pursuant to the Company’s 2019 Stock Incentive Plan and a non-qualified stock option agreement with the Company dated [                    ] (the “Option Agreement”). Enclosed herewith is a payment of $[            ], the aggregate purchase price for the Shares.

I acknowledge and agree that the Option Agreement as governed by the Plan remains in full force and effect and includes a number of restrictions on the Shares, including certain rights of the Company to repurchase Shares under certain circumstances, and on the transfer of the Shares, including, but not limited to, certain rights of first refusal on the transfer of all or any part of the Shares.

Further, I understand that the Shares have not been registered under the Securities Act of 1933, as amended, or any state securities laws. As a result, I understand that I must continue to bear the economic risk of the investment for an indefinite time and that the Shares cannot be sold unless they are subsequently registered or an exemption from registration is available.

Dated:

Signature Print Name:

Address:

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